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                                 Exhibit 10.103

             AMENDMENT NUMBER ONE TO THE MASTER REPURCHASE AGREEMENT

                          Dated as of November 13, 2002

          Reference is made to the Master Repurchase Agreement dated as of November 16, 2001 (the "Master Repurchase Agreement") between Credit Suisse First Boston Mortgage Capital LLC (the "Buyer") and ABFS REPO 2001, Inc. (the "Seller"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Master Repurchase Agreement.

Section 1. Amendment of the Master Repurchase Agreement. As of November 13, 2002, the Master Repurchase Agreement is hereby amended as follows:

              (a) Section 18(q) is hereby deleted in its entirety and replaced with the following:

              As of the end of any fiscal quarter, ABFS on a consolidated basis fails to maintain at all times a minimum Consolidated Stockholders' Equity in excess of the sum of (1) $50,000,000, plus (2) the aggregate amount equal to 50% of the aggregate net cash proceeds received by ABFS or any of its subsidiaries from the issuance of capital stock after June 30, 2002, plus (3) for each fiscal quarter ending after June 30, 2002, the aggregate amount equal to 60% of positive consolidated Net Income for such fiscal quarters, provided that if ABFS should incur a net loss for any fiscal quarter, the Consolidated Stockholders' Equity requirement hereunder will not be reduced from the amount required at the previous fiscal quarter end; and

              (b) Section 18(r) is hereby deleted in its entirety and replaced with the following:

              The ratio of ABFS's Total Liabilities to Consolidated Stockholders' Equity is greater than 16:1 as of the end of any fiscal quarter. ABFS shall fail to maintain at the end of any fiscal quarter at least $225,000,000 in Subordinated Debt with maturities of at least one year or greater and at least $350,000,000 of total Subordinated Debt.

              (c) Section 27 is hereby amended by deleting the reference to "November 14, 2002" and replacing it with "November 13, 2003".

Section 2.    Reference to and Effect on the Master Repurchase Agreement.


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          2.1     Upon the effectiveness of this Amendment Number One, each
reference in the Master Repurchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Master Repurchase Agreement as amended hereby, and each reference to the Master Repurchase Agreement in other document, instrument and agreement executed and/or delivered in connection with Master Repurchase Agreement shall mean and be a reference to the Master Agreement as amended hereby.

          2.2 Except as specifically amended hereby, the Master Repurchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          2.3 The execution, delivery and effectiveness of this Amendment Number One shall not operate as a waiver of any right, power or remedy of any of the parties to the Master Repurchase Agreement or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

          2.4 By execution of this Amendment Number One, both of the parties hereto hereby acknowledges that it has been notified of this Amendment Number One and consent to the execution thereof.

Section 3. Representations. In order to induce the Buyer to execute and deliver this Amendment, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment, the Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement.

Section 4. Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 5. Execution in Counterparts, This Amendment Number One may be executed in any number of Counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Section 6. Headings. Section headings in this Amendment Number One are included herein for convenience of reference only and shall not constitute apart of this Amendment Number One for any other purpose.



                  [Remainder of Page Intentionally Left Blank]



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          IN WITNESS WHEREOF, the parties have executed this Amendment Number
One as of the date first above written.


                                      ABFS REPO 2001, INC.,
                                           as Seller


                                      By:   /s/ Jeffrey M. Ruben
                                           ---------------------------------
                                           Name:  Jeffrey M. Ruben
                                           Title:  Executive Vice President

                                      CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE CAPITAL LLC,
                                          as Buyer


                                      By:    /s/ Anthony Giordano
                                            --------------------------------
                                            Name:  Anthony Giordano
                                            Title:    Director

Acknowledged and Agreed:

AMERICAN BUSINESS CREDIT, INC.        AMERICAN BUSINESS MORTGAGE
    as Guarantor                          SERVICES, INC., as Guarantor


By:     /s/ Beverly Santilli          By:      /s/ Jeffrey M. Ruben
       --------------------------             ------------------------------
Name:  Beverly Santilli               Name:   Jeffrey M. Ruben
Title: President                      Title:  Executive Vice President


HOMEAMERICAN CREDIT, INC., d/b/a      AMERICAN BUSINESS FINANCIAL
    UPLAND MORTGAGE, as Guarantor         SERVICES, INC., as Guarantor



By:      /s/ Jeffrey M. Ruben         By:   /s/ Beverly Santilli
        -------------------------          ------------------------------
Name:   Jeffrey M. Ruben                   Name:  Beverly Santilli
Title:  Executive Vice President           Title: First Executive Vice President





                  [Signature Page to the Amendment Number One]


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